Financial instruments	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial instruments	Financial instruments:
(a)Fair value:
The carrying values of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, income tax payable, accounts payable and accrued liabilities approximate their fair values because of their short term to maturity.
As of December 31, 2021, the fair value of the Company’s revolving credit facilities and term loan credit facilities, excluding deferred financing fees is $2,326,568,000 (December 31, 2020 - $2,827,984,000) and the carrying value is $2,341,879,000 (December 31, 2020 - $2,866,850,000). As of December 31, 2021, the fair value of the Company’s other financing arrangements, excluding deferred financing fees, is $1,419,508,000 (December 31, 2020 - $891,710,000) and the carrying value is $1,363,098,000 (December 31, 2020 - $879,468,000). The fair value of the revolving and term loan credit facilities and other financing arrangements, excluding deferred financing fees, was estimated based on expected principal repayments and interest, discounted by relevant forward rates plus a margin appropriate to the credit risk of the Company. Therefore, the Company categorized the fair value of these financial instruments as Level 2 in the fair value hierarchy.
As of December 31, 2021, the fair value of the Company’s senior unsecured notes is $1,349,212,000 (December 31, 2020 – $89,207,000) and the carrying value is $1,302,350,000 (December 31, 2020 – $80,000,000). The fair value of the Company’s Senior Unsecured Exchangeable Notes was $209,566,000 (December 31, 2020 – $195,232,000) and the carrying value was $201,250,000 (December 31, 2020 – $201,250,000) or $196,177,000 (December 31, 2020 – $195,000,000), net of debt discount. The fair value of the Company’s Senior Secured Notes was $456,875,000 and the carrying value was $500,000,000. The fair value was calculated using the present value of expected principal repayments and interest discounted by relevant forward rates plus a margin appropriate to the credit risk of the Company. As a result, these amounts were categorized as Level 2 in the fair value hierarchy.
The Company’s interest rate derivative financial instruments are re-measured to fair value at the end of each reporting period. The fair values of the interest rate derivative financial instruments have been calculated by discounting the future cash flow of both the fixed rate and variable rate interest rate payments. The discount rate is derived from a yield curve created by nationally recognized financial institutions adjusted for the associated credit risk. The fair values of the interest rate derivative financial instruments are determined based on inputs that are readily available in public markets or can be derived from information available in publicly quoted markets. Therefore, the Company categorized the fair value of these derivative financial instruments as Level 2 in the fair value hierarchy.
As part of the acquisition of APR Energy, the Company obtained a contingent consideration asset related to compensation the Company will receive from the Sellers on losses that may be generated from cash repatriation from a foreign jurisdiction. The fair value of the contingent consideration asset is calculated as the present value of expected future compensable losses from conversion of cash from foreign currency to US dollars, derived from the discount expected to be realized on repatriation of cash from the foreign jurisdiction over a specified period of time, which is a significant unobservable input. As such, the Company categorized the fair value of the contingent consideration asset as Level 3 in the fair value hierarchy. The discount expected to be realized on future repatriation of cash as of December 31, 2021 is 50%. An increase of 5% on the discount would result in an increase in the fair value of approximately $620,000. A decrease of 5% on the discount would result in a decrease in the fair value of approximately $619,000.
As part of the acquisition of APR Energy, the Company also obtained, a contingent consideration asset related to compensation the Company expects to receive from Fairfax on losses realized on future sale or disposal of certain property, plant and equipment and inventory items. The fair value of the contingent consideration asset is determined based on the present value of expected future compensation, calculated as the difference between the book value of the respective assets at acquisition and the realizable value of the asset obtained from market quotes, which is a significant unobservable input. As such, the Company categorized the fair value of the contingent consideration asset as Level 3 in the fair value hierarchy.
23.    Financial instruments (continued):
(a)Fair value (continued):
Unobservable inputs for recurring and non-recurring Level 3 disclosures are obtained from third parties whenever possible and reviewed by the Company for reasonableness.
(b)Interest rate swap derivatives:
The Company uses interest rate derivative financial instruments, consisting of interest rate swaps to manage its interest rate risk associated with its variable rate debt. If interest rates remain at their current levels, the Company expects that $16,818,000 would be settled in cash in the next 12 months on instruments maturing after December 31, 2021. The amount of the actual settlement may be different depending on the interest rate in effect at the time settlements are made.
As of December 31, 2021, the Company had the following outstanding interest rate derivatives:

Fixed per annum rate swapped for LIBOR	Notional amount as of December 31, 2021	Maximum notional amount(1)	Effective date	Ending date
5.4200%	$269.6	$269.6	September 6, 2007	May 31, 2024
1.6490%	160.0	160.0	September 27, 2019	May 14, 2024
0.7270%	125.0	125.0	March 26, 2020	March 26, 2025
1.6850%	110.0	110.0	November 14, 2019	May 15, 2024
0.6300%	92.0	92.0	January 21, 2021	October 14, 2026
0.6600%	92.0	92.0	February 4, 2021	October 14, 2026
1.4900%	26.9	26.9	February 4, 2020	December 30, 2025
(1)Over the term of the interest rate swaps, the notional amounts increase and decrease. These amounts represent the peak notional amount over the remaining term of the swap.
(c)Financial instruments measured at fair value:
The following provides information about the Company’s financial instruments measured at fair value:

	2021	2020
Contingent consideration asset (note 12 (c))	$55.3	$90.9
Fair value of derivative assets
Interest rate swaps	6.1	—
Fair value of derivative liabilities
Interest rate swaps	28.5	63.0
There are no amounts subject to the master netting arrangements in 2021 or 2020.
23.    Financial instruments (continued):
(c)Financial instruments measured at fair value (continued):
The following table provides information about gains and losses included in net earnings and reclassified from accumulated other comprehensive loss (“AOCL”) into earnings:

	2021	2020	2019
(Gain) Loss recognized in net earnings:
(Gain) Loss on interest rate swaps (1)	$(14.0)	$36.4	$58.8
(Gain) on derivative put instrument	(0.1)	(0.9)	(23.7)
Loss (Gain) on contingent consideration asset	5.1	(6.8)	—
Loss reclassified from AOCL to net earnings(2)
Interest expense	0.2	0.3	0.3
Depreciation and amortization	1.0	1.0	0.7
(1)For the years ended December 31, 2021, 2020 and 2019, cash flows related to actual settlement of interest rate swaps were $26,758,000, $21,789,000 and $126,782,000 respectively. These are included in investing activities on the consolidated statements of cash flows.
(2)The effective portion of changes in unrealized loss on interest rate swaps was recorded in accumulated other comprehensive loss until September 30, 2008 when these contracts were voluntarily de-designated as accounting hedges. The amounts in accumulated other comprehensive loss are recognized in earnings when and where the previously hedged interest is recognized in earnings.
The estimated amount of AOCL expected to be reclassified to net earnings within the next 12 months is approximately $1,019,000.